American Century Investments®
Quarterly Portfolio Holdings
Avantis® Moderate Allocation ETF (AVMA)
May 31, 2025

Avantis Moderate Allocation ETF - Schedule of Investments
MAY 31, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.8%
Domestic Equity Funds — 47.2%
Avantis Real Estate ETF(2)	12,290	543,710
Avantis U.S. Equity ETF	85,182	8,203,026
Avantis U.S. Large Cap Value ETF	42,256	2,775,374
Avantis U.S. Mid Cap Equity ETF(2)	4,413	282,520
Avantis U.S. Mid Cap Value ETF	4,454	280,914
Avantis U.S. Small Cap Equity ETF(2)	13,160	649,972
Avantis U.S. Small Cap Value ETF	7,353	648,020
		13,383,536
Domestic Fixed Income Funds — 32.0%
Avantis Core Fixed Income ETF	147,283	6,053,372
Avantis Short-Term Fixed Income ETF(2)	64,745	3,029,419
		9,082,791
International Equity Funds — 20.6%
Avantis Emerging Markets Equity ETF	19,122	1,229,736
Avantis Emerging Markets Small Cap Equity ETF(2)	3,217	183,619
Avantis Emerging Markets Value ETF(2)	12,785	649,606
Avantis International Equity ETF	30,314	2,208,981
Avantis International Large Cap Value ETF	18,330	1,130,961
Avantis International Small Cap Equity ETF(2)	3,054	183,469
Avantis International Small Cap Value ETF	3,262	252,414
		5,838,786
TOTAL UNDERLYING FUNDS (Cost $27,292,580)		28,305,113
SHORT-TERM INVESTMENTS — 4.7%
Money Market Funds — 4.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	52,853	52,853
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,268,428	1,268,428
TOTAL SHORT-TERM INVESTMENTS (Cost $1,321,281)		1,321,281
TOTAL INVESTMENT SECURITIES — 104.5% (Cost $28,613,861)		29,626,394
OTHER ASSETS AND LIABILITIES — (4.5)%		(1,262,467)
TOTAL NET ASSETS — 100.0%		$28,363,927

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,322,591. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,353,052, which includes securities collateral of $84,624.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity and fixed income securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended May 31, 2025 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Real Estate ETF(2)	$331	$318	$79	$(26)	$544	12	$6	$14
Avantis U.S. Equity ETF	4,747	4,635	1,063	(116)	8,203	85	219	74
Avantis U.S. Large Cap Value ETF	1,623	1,604	376	(76)	2,775	42	66	32
Avantis U.S. Mid Cap Equity ETF(2)	159	167	39	(4)	283	4	4	2
Avantis U.S. Mid Cap Value ETF	159	168	38	(8)	281	4	4	3
Avantis U.S. Small Cap Equity ETF(2)	431	393	97	(77)	650	13	7	5
Avantis U.S. Small Cap Value ETF	423	388	93	(70)	648	7	9	8
Avantis Core Fixed Income ETF	3,458	3,695	966	(134)	6,053	147	17	184
Avantis Short-Term Fixed Income ETF(2)	1,695	1,827	485	(8)	3,029	65	8	88
Avantis Emerging Markets Equity ETF	676	687	168	35	1,230	19	20	22
Avantis Emerging Markets Small Cap Equity ETF(2)	103	104	26	3	184	3	1	4
Avantis Emerging Markets Value ETF(2)	376	352	90	12	650	13	8	16
Avantis International Equity ETF	1,150	1,150	285	194	2,209	30	41	23
Avantis International Large Cap Value ETF	594	573	147	111	1,131	18	20	10
Avantis International Small Cap Equity ETF(2)	79	113	25	16	183	3	2	2
Avantis International Small Cap Value ETF	146	113	31	24	252	3	5	5
	$16,150	$16,287	$4,008	$(124)	$28,305	468	$437	$492
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
(2)Security, or a portion thereof, is on loan.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.